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                       SECOND AMENDMENT TO THE AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

     This Second Amendment To The Amended And Restated Loan And Security Agreement (the "Amendment") is entered into as of the 22nd day of February, 2000 by and among ULTIMATE ELECTRONICS, INC., a Delaware corporation, ULTIMATE AKQUISITION CORP., a Delaware corporation and FAST TRAK, INC., a Minnesota corporation (collectively, "Borrower"), whose chief executive office is located at 321 West 84th Avenue, Suite A, Thornton, Colorado 80221 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                      FACTS

     FACT ONE: Foothill and Borrower have previously entered into that certain Amended And Restated Loan And Security Agreement, dated November 24, 1998 (the "Agreement").

     FACT TWO: Foothill and Borrower desire to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

     NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

     1. Section 2.8 of the Agreement is hereby amended in its entirety to read as follows:

          2.8 CREDITING PAYMENTS; APPLICATION OF COLLECTIONS. The receipt of any Collections by Foothill (whether from transfers to Foothill by the depository account banks or Concentration Account Banks or otherwise) immediately shall be applied provisionally to reduce the Obligations outstanding under SECTION 2.1, but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Foothill Account or unless and until such Collection item is honored when presented for payment. From and after February 1, 2000, Foothill shall be entitled to charge Borrower for one-half Business Days of "clearance" or "float" at the rate set forth in SECTION 2.4(a)(i) or SECTION 2.4(c)(i), as applicable, on all Collections that are received by Foothill (regardless of whether forwarded by the depository account banks to Foothill, whether provisionally applied to reduce the Obligations under SECTION 2.1, or otherwise). This across-the-board one-half Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of Foothill's financing of Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Foothill, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging one-half Business Days of interest on such Collections. Should any Collection item not be honored when presented for payment, then Borrower shall be deemed not

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to have made such payment, and interest shall be recalculated accordingly.
Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Foothill only if it is received into the Foothill Account on a Business Day on or before 11:00 a.m. California time. If any Collection item is received into the Foothill Account on a non-Business Day or after 11:00 a.m. California time on a Business Day, it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day."

     2. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.



FOOTHILL CAPITAL CORPORATION           ULTIMATE ELECTRONICS, INC.



By   /s/ Robert Castine                By   /s/ Alan E. Kessock
    -------------------------              -------------------------
     Robert Castine                    Print Name: Alan E. Kessock
Its  Vice President                    Its Senior Vice President



                                       ULTIMATE AKQUISITION CORP.

                                       By   /s/ Alan E. Kessock
                                           -------------------------
                                       Print Name Alan E. Kessock
                                       Its Senior Vice President



                                       FAST TRAK, INC.

                                       By   /s/ Alan E. Kessock
                                           -------------------------
                                       Print Name Alan E. Kessock
                                       Its Senior Vice President